SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 18, 1996



                          BEACON PROPERTIES CORPORATION
             (Exact name of Registrant as specified in its Charter)


                                    MARYLAND
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                   1-12926                                     04-3224258
                 (Commission                                 (IRS Employer
                 File Number)                              Identification No.)



               50 Rowes Wharf                                    02110
            Boston, Massachusetts                              (Zip Code)
  (Address of Principal Executive Offices)


                                 (617) 330-1400
              (Registrant's telephone number, including area code)

Item 5.        Other Events

        On December 12, 1996, Beacon Properties Corporation (the "Company") entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated regarding the sale of shares of common stock, $.01 par value, of the Company (the "Common Stock") from time to time in one or more offering from the Company's Registration Statement on Form S-3 (File No. 333-17237).

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (c) Exhibits

                1 Underwriting Agreement dated December 12, 1996 by and between Beacon Properties Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated .


                  [Remainder of Page Intentionally Left Blank]

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BEACON PROPERTIES CORPORATION



                                                   /s/ Robert J. Perriello
                                                   ----------------------------
                                                   Robert J. Perriello,
                                                   Chief Financial Officer

Date: December 18, 1996